SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2004

CASCADE BANCORP
 (Exact name of Registrant as specified in its charter)

Oregon	0-23322	93-1034484
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 NW Wall Street
Bend, Oregon 97701
 (Address of principal executive offices and zip code)

(541) 385-6205
 (Registrant’s telephone number, including area code)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	The following exhibits are included with this Report:

Exhibit 99 Investor Presentation

ITEM 9.	REGULATION FD DISCLOSURE

          On May 5, 2004, Patricia L. Moss, President & CEO of Cascade Bancorp made the following presentation at the D.A. Davidson Financial Services Conference in Seattle, Washington.  All of the information in the presentation, appearing in Exhibit 99, is not filed but is furnished pursuant to Regulation FD.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

CASCADE BANCORP

By:	/s/ GREGORY D. NEWTON

Gregory D. Newton
Executive Vice President/
Chief Financial Officer/Secretary

Date:     5/11/04

CASCADE BANCORP



CACB: DEDICATED TO DELIVERING THE BEST IN BANKING FOR THE FINANCIAL WELL-BEING OF OUR CUSTOMERS AND SHAREHOLDERS.

**D.A. Davidson**

**Financial Services Conference**

**May 2004**

NASDAQ: CACB

# SPECIAL NOTE REGARDING FORWARD LOOKING INFORMATION

## SPECIAL NOTE REGARDING FORWARD LOOKING INFORMATION


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# CACB:

# Total Return on $100

## CACB SINCE 1994 NASDAQ LISTING


CASCADE BANCORP - CACB
NASDAQ
NASDAQ Bank Index
Russell 2000
$100
$149
$206
$280
$768
$733
$588
$653
$959
$1255
$1782
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
1994
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

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# Achievements

## 2003 RECOGNITION

- **#4 Best Banking Team in the Nation** – *US Banker*
- **"Top 5 Bank CEO's in the Country"** (Patricia Moss) – *US Banker*
- **#3 on National "Top 10 Best Performing Banks" List –** *Independent Banker*
- **#3 on National "Top 200 Community Banks" List** – *US Banker*
- **"Fortune Small Business Top 100" List –** *Fortune Small Business Magazine*
- *"***Top 10 Performing Banks" List –** *ABA Banking Journal*
- **"Top 100 Northwest Companies, ranked 13 out of 118 –** *Seattle Times*
- **"Top 10 Best Companies to Work For"** – *Oregon Business*

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# CACB:
# Compelling Core Holding

- Leading Bank in Growing Markets
- Consistent Top Tier Performance
- Sustainable Double Digit EPS Growth


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CASCADES

# CACB:
# Bank Profile

## BANK OF THE CASCADES

- **17 Branches**
- **4 Regions**
  - Central Oregon (10)
  - Salem (4)
  - Southern Oregon (2)
  - Portland (1)
- **$811M Assets (3/31/04)**
- **Business, Consumer, Real Estate, Mortgage & Private Financial Services**

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# CACB:
# Unique Investment

## 1. BANKING STRONG MARKETS
- Dominant Market Share - Central Oregon
- Expanding to New Growth Markets
- Market Share Opportunity

## 2. IMPACT BANKERS
Knowledgeable "In-Market" Professionals
Employer of Choice

## 3. "BIG BANK" TECHNOLOGY
High Touch Delivery


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## CACB Markets:

# Central Oregon

**CENTRAL OREGON MARKET**

- 97th Percentile Population Growth
- 89th Fastest Growing County in US (of 3,100)
- 54% Increase in 1990's
- Fast Growth Projected to 2010
- Affluent In-Migration

**CENTRAL OREGON PRESENCE**

- Best Branch Network
  10 Central Oregon branches
  3 new offices to open 2004
- Market Share Leader in Every Community in Deschutes County

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## CACB MARKETS:

# Central Oregon

### ADVANTAGES OF DOMINANT MARKET SHARE

1. Sustained Organic Loan <u>and</u> Deposit Growth
2. Strong Loan Yield (86th percentile)
3. Low Cost of Funds (99th percentile)
4. Strong Net Interest Margin (96th percentile)
5. Cost Effective / Impact Marketing


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CACB MARKETS:

# Salem / Keizer

| SALEM MARKET | 4 YEARS OF GROWTH |
|---|---|
| • 93rd percentile Population Growth | • 13% of CACB Deposits |
| • Market Share Opportunity | • 15% of CACB Loans |
| • State Capitol/ Stable Economy | • 1st branch opened 1999 |
| • Diversified lending opportunities | • 4th branch opened 2003 in West Salem |


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# CACB NEW MARKETS: Southern Oregon

## SOUTHERN OREGON MARKET

- 95th Percentile Population Growth*
- Affluent In-migration
- Leading Small City for Business & Career Opportunities**
- Top tier "Best Places to Retire in USA" ***

## SOUTHERN OREGON PRESENCE

- Impact Team of Local Bankers
- Medford Branch Opened 2003
  - Add 3 branches by 2005
- Grants Pass Acquisition
  - $50M Assets - YE 2003
  - 2nd branch mid-2004
  - Immediately Accretive

* Oregon Office of Economic Analysis , ** Forbes Magazine, *** Retire in Style.

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# CACB NEW MARKETS:
# Portland

## PORTLAND MARKET

- 97th Percentile Population Growth
- Oregon's major population Center
- The "Best Place to Live" in America*
- Well educated, stable workforce
- Diverse & improving economy

## PORTLAND PRESENCE

- Unique Opportunity
- Team of 16 Portland Bankers
- Focused Business & Professional Banking Office
- Low-cost Entry into Growth Market

* Money Magazine 12/00


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# NEW MARKETS FINANCIAL POTENTIAL:
# Southern Oregon & Portland

## IMPACT GROWTH

### Loan Growth


$240
$150
$101
New Market Loans
$562
$567
$615
$675
… … .ACTUAL….. .
Existing Market Loans
Q3 '03
Q4 '03
Q1 '04
Q2 '04
Q3 '04
Q4 '04
Q1 '05
Q2 '05
Q3 '05
Q4 '05

(Assumes 10%/yr Loan Growth in Existing markets)


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# NEW MARKETS FINANCIAL POTENTIAL: Southern Oregon & Portland

## IMPACT GROWTH

POTENTIAL LOAN GROWTH:

- ➔ 25% compound growth thru '05 ?
- ➔ 1/3 loans in new markets ?
- ➔ Over 1 Billion by '06 ?

Assumption: Core market loans grow 10% annually

See cautionary information regarding forward looking statements

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## CACB:

# New Markets Add to EPS Growth


'05
Expect 5 to 9¢ new market accretion
$1.02
Consensus Estimate
'04
Expect 4 to 5¢ cost of new markets
$0.90
Consensus Estimate
'03
$0.86
'02
$0.73
I/B/E/S Consensus Estimate 4/04-



## CACB:
# Unique Investment

## 1. BANKING STRONG MARKETS
- Dominant Market Share - Central Oregon
- Expanding to New Growth Markets
- Market Share Opportunity

## 2. IMPACT BANKERS
- Knowledgeable "In-Market" Professionals
- Employer of Choice

## 3. "BIG BANK" TECHNOLOGY
- High Touch Delivery

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CACB:

# Impact Bankers

## Cascade Bankers

- Know Customers & Markets
- Experienced Bankers with Decision Making Authority
- Leadership in Community Development

## Employer of Choice

- Top 10 Best Places to Work in Oregon
- Recruiting & Retaining Quality Bankers

2004
OREGON BUSINESS
100 BEST
COMPANIES TO WORK FOR


Everything's possible.
CASCADES

# CACB:
# Unique Investment

## 1. BANKING STRONG MARKETS

- Dominant Market Share - Central Oregon
- Expanding to New Markets
- Market Share Opportunity

## 2. IMPACT BANKERS

- Knowledgeable "In-Market" Professionals
- Employer of Choice

## 3. "BIG BANK" TECHNOLOGY

- High Touch Delivery

CASCADE BANCORP



## CACB:
# Advantages in Technology

### ADVANCED TECHNOLOGY

- Longstanding Commitment to Top Tier IT Platform
- Early Adopter of Customer Driven Products
- Product Set Proven Competitive in Portland Market
- Innovative Solutions for Community Bank Markets

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CACB:

# SETTING THE STAGE FOR GROWTH

## GROWTH & FINANCIAL PERFORMANCE



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# CACB: Total Assets

**21% Compound Growth**


($ Millions)
$ 800
$ 600
$ 400
$ 200
$ 348
$ 811

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## CACB
# Loan & Deposit Growth


5 yr CAGR:
➔ Loans: 23.1%
➔ Deposits: 19.2%
700
600
500
400
300
200
$280
$285
$669
$713
1999
2000
2001
2002
2003
Q1-04

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## CACB:
# LOAN PORTFOLIO

### COMPOSITION



Commercial
27.1%
Commercial
R/E
40.6%
Consumer &
HEL
12.6%
Construction &
Lot Loans
19.7%


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## CACB:

# Consistently Strong Credit Quality

## Loans Delinquent Greater Than 30 Days

(as % of Total Loans)


1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1999
2000
2001
2002
2003
Q1 '04

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CACB:

# Consistently Strong Credit Quality

## Non-Performing to Total Assets



1.00%
0.75%
0.50%
0.25%
0.00%
1999
2000
2001
2002
2003
Q1 04
Peer
CACB

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CACB:

# Net Income

## 22% CAGR Over Past 5 Years


$ 6.2
$ 14.0
$ 17.8
Consensus
Consensus
In Millions
1999
2000
2001
2002
2003
2004
2005


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## CACB:
# Peer Analysis

| Performance Ratios (%) | CACB | Peer |
| --- | --- | --- |
| First Quarter 2004 | | |
| Return on Assets | 1.77% | 1.28% |
| Return on Equity | 20.5% | 14.3% |
| Net Interest Margin | 5.73% | 5.13% |
| Efficiency Ratio | 52.6% | 58.8% |
| Loans to Deposit | 93.7% | 95.4% |

Peer: NW peer banks

CACB= Tangible ROE due to CBGP purchase acct'g

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# CACB:
# STABLE NET INTEREST MARGIN



10%
9%
8%
7%
6%
5%
4%
3%
Prime Rate
CACB Margin
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004



# CACB:
# STABLE NET INTEREST MARGIN

## Effect of Higher Rates

- Nearly 40% Non-Interest Bearing Deposits
- 46% Transaction Accounts
- Balanced Loan Re-pricing Profile



# CACB:
# STABLE NET INTEREST MARGIN

## Effect of Higher Rates

### Deposit Composition



MMA/SAV
46%
Time
8%
Transaction
46%

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# CACB: STABLE NET INTEREST MARGIN

## Effect of Higher Rates

### Loan Repricing Mix


Fixed
18%
Floating
38%
Adjustable
44%

# CACB:
# STABLE NET INTEREST MARGIN

## Effect of Higher Rates on Net Income (NI)

(As Compared to "UNCHANGED" rate scenario)

| | Fed Funds Rate 24 mo. Fwd | NI Impact 1st 12 Months | NI Impact 2nd 12 Months |
|---|---|---|---|
| Rising Moderately | 3.25% | (0.5%) | (0.8%) |
| Rising Rapidly | 7.00% | (2.2%) | (6.0%) |

Margin Expected to Remain in 5.65% to 5.90% Range
(Under Moderately to Rapidly Rising Scenario)



## CACB:

# Growth Strategy

### - DOUBLE DIGIT EPS GROWTH

1. Continued Strong Growth in Existing Markets

2. Gain Incremental Growth from New Markets

3. Augment Growth via Opportunistic Entry to Additional Markets


Everything's Possible

## CACB:
# Growth Strategy

**FOCUS OF CORE FRANCHISE**

*Continuing to do what we do best:*

- Attract & Retain Quality
- Customers in Growth Markets

- Attract & Retain Impact Bankers

- Commitment to Advancements
- in Products & Delivery


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# CACB:
# Disciplined Growth Strategy

## IMPACT DE NOVO or M&A

- Accretive to EPS
- Community Bank Niche in Growth Markets
- Business Bank Niche in Metro Markets
- Market Share Opportunity
- Market Diversification


Everything's possible.
BANK OF THE
CASCADES
Member FDIC Equal Housing Lender

**D.A. Davidson**

**Financial Institutions Conference**

**May 2004**

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